SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 30, 2003

PENTHOUSE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-83448	65-1158257

(Commission File Number)	(I.R.S. Employer Identification No.)

11 Penn Plaza, New York, New York	10001

(Address of Principal Executive Offices)	(Zip Code)

(212) 702-6000

(Registrant’s Telephone Number, Including Area Code)

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Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 16

Item 7. Financial Statements and Exhibits.

     On May 30, 2003, the Registrant filed a Form 8-K to report the resignation of Eisner LLP (“Eisner”) as its independent certified public accountants and certain other matters (the “Original 8-K”). This Form 8-K/A amends the Original 8-K to provide a copy of the letter dated June 6, 2003, from Eisner to the Securities and Exchange Commission as required by Item 304(a)(3) of Regulation S-K.

     (c)  Exhibits

16 Letter dated June 6, 2003, from Eisner LLP to the Securities and Exchange Commission

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penthouse International, Inc.

By:	/s/ Robert C. Guccione

Robert C. Guccione, President

Date: June 13,  2003

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EXHIBIT INDEX

Exhibit No.	Exhibit Title

16	Letter dated June 6, 2003, from Eisner LLP to the Securities and Exchange Commission

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